ONGOING LITIGATION	12 Months Ended
Dec. 31, 2018
ONGOING LITIGATION
ONGOING LITIGATION

28.   ONGOING LITIGATION

On August 2, 2016, the Partnership, a general partnership jointly owned by the Company and Yamana, was served with a class action lawsuit filed in the Superior Court of Quebec with respect to allegations involving the Canadian Malartic mine.  The complaint is in respect of "neighbourhood annoyances" arising from dust, noise, vibrations and blasts at the mine.  The plaintiffs are seeking damages in an unspecified amount as well as punitive damages in the amount of C$20 million.  The class action was certified in May 2017.  In November 2017, a declaratory judgment was issued allowing the Partnership to settle individually with class members for 2017 under its Good Neighbor Guide (the “Guide”). In September 2018, the Superior Court introduced an annual revision of the ending date of the class action period and a mechanism for the partial exclusion of class members, allowing the residents to individually settle for a specific period (usually a calendar year) and to opt-out from the class action for such specific period. Both of these judgments were confirmed by the Court of Appeal and the class members will thus continue to have the option to benefit from the Guide.   In January 2018, a judgment was rendered in favor of the Partnership, resulting in the removal from the class action of the pre-transaction period, spanning from August 2013 to June 16, 2014, during which the Canadian Malartic mine was not operated by the Partnership. The plaintiff did not seek leave to appeal this decision and will rather add new allegations in an attempt to recapture the pre-transaction period.  The Company and the Partnership will take all necessary steps to defend themselves from this lawsuit.

On August 15, 2016, the Partnership received notice of an application for injunction relating to the Canadian Malartic mine, which had been filed under the Environment Quality Act (Quebec).  A hearing related to an interlocutory injunction was completed on March 17, 2017 and a decision of the Superior Court of Quebec dismissed the injunction.  An application for permanent injunction is currently pending.  The Company and the Partnership have reviewed the injunction request, consider the request without merit and will take all reasonable steps to defend against this injunction. These measures include a motion for the dismissal of the application for injunction, which has been filed and will be heard at a date that has yet to be determined.  While at this time the potential impact of the injunction cannot be definitively determined, the Company expects that if the injunction were to be granted, there would be a negative impact on the operations of the Canadian Malartic mine, which could include a reduction in production.

On June 1, 2017, the Partnership was served with an application for judicial review to obtain the annulment of a governmental decree authorizing expansion of the Canadian Malartic mine. The Partnership is an impleaded party in the proceedings. The Company and the Partnership have reviewed the application for judicial review, consider the application without merit and will take all reasonable steps to defend against this application. The hearing on the merits occurred in October 2018, but no judgment has been rendered. While the Company believes it is highly unlikely that the annulment will be granted, the Company expects that if the annulment were to be granted, there would be a negative impact on the operations of the Canadian Malartic mine, which could include a reduction in anticipated future production.